                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                                event reported):
                                October 13, 2001

                                  CARDIMA, INC.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                                 0-22419                             94-3177883
---------------------------------        ---------------------------------        -------------------------
     (State or Other Jurisdiction                   (Commission                        (I.R.S. Employer
          of Incorporation)                         File Number)                    Identification Number)


              47266 Benicia Street, Fremont, California                                    94538
            ---------------------------------------------                         -------------------------
             (Address of principal executive offices)                                    (Zip Code)

                                 (510) 354-0300
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)

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         Item 5.  Other Events.
                  ------------

     At a meeting of the Registrant's Board of Directors held on October 13, 2001, the Registrant made certain changes to its Board of Directors and executive management team. The Registrant appointed Lawrence Siskind, an attorney with the firm Harvey Siskind Jacobs LLP, to its Board of Directors. Additionally, Ms. Marianne Baldwin was promoted to the position of Vice President of Regulatory, Quality and Clinical. Finally, Mr. Victor Barajas was promoted to the position of Senior Vice President of Operations.

         Item 7.  Financial Statements and Exhibits.
                  ---------------------------------

         (c)      Exhibits.

         None.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated: November 20, 2001


                                      Cardima, Inc.


                                      By           /s/ Gabriel B. Vegh
                                        ----------------------------------------
                                                      Gabriel B. Vegh
                                      Chairman of the Board and Chief Executive
                                      Officer